                                                                    EXHIBIT 10.3



         THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SUIZA FOODS CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                            SUIZA FOODS CORPORATION

                          5% Convertible Subordinated
                               Debenture due 2018

No. 0001                                                          $l00,000,000
                                                         CUSIP No. 865077 AC 5

         SUIZA FOODS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) for value received, hereby promises to pay to Suiza Capital Trust, a Delaware business trust, or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) on February 20, 2018.

Interest Payment Dates:                    February 15, May 15, August 15 and
                                           November 15, commencing May 15, 1998

Regular Record Dates:                      the close of business on the
                                           Business Day immediately preceding
                                           each Interest Payment Date, except
                                           as otherwise provided in clause 4
                                           set forth on the reverse side of
                                           this Security

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:  February 20, 1998

                                           SUIZA FOODS CORPORATION


                                           By:  /s/  Tracy L. Noll
                                                ------------------------------
                                           Name:  Tracy L. Noll
                                                  ----------------------------
                                           Title: Chief Financial Officer
                                                  ----------------------------

[Seal]

Attest:

    /s/ Michael Lewis
-------------------------------------



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  February 20, 1998                      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity,
                                               but solely as Trustee

                                               By:  /s/ Patricia A. Evans
                                                    --------------------------
                                                    Authorized Signatory

                             [REVERSE OF SECURITY]

                            SUIZA FOODS CORPORATION

                          5% Convertible Subordinated
                              Debenture due 20181

         1. INTEREST. Suiza Foods Corporation, a Delaware corporation (the "Company"), is the issuer of this 5% Convertible Subordinated Debenture due 2018 (the "Security") limited in aggregate principal amount to $100,000,000.00, issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Securities in cash from February 20, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on February 15, May 15, August 15 and November 15 of each year (each such date, an "Interest Payment Date"), commencing May 15, 1998, at the rate of 5% per annum PLUS Additional Interest, Compounded Interest and Extension Period Interest, if any, until the principal hereof shall have become due and payable. Interest will compound quarterly and will accrue at the rate of 7% per annum on any interest installment in arrears for more than one quarter or during an extension of an interest payment period, as set forth in Section 3 hereof.

         The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         2. ADDITIONAL INTEREST. The Company shall pay to Suiza Capital Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such amounts as shall be required so that the net amounts received and retained by the Trust after paying any taxes, duties, assessments or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority ("Additional Interest") will be not less than the amounts the Trust would have received had no such taxes, duties, assessment or governmental charges been imposed.

         3. OPTION TO EXTEND INTEREST PAYMENT PERIOD. The Company shall have the right at any time during the term of the Securities to defer interest payments from time to time by extending the interest payment period for successive periods (each, an "Extension


------------------------
1        All terms used in  this Security which are  defined in the Indenture or in the Declaration attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

Period") not exceeding 20 consecutive quarters for each such period; PROVIDED, no Extension Period may extend beyond the maturity date of the Securities. At the end of each Extension Period, the Company shall be responsible for the payment of, and the Company shall pay all interest then accrued and unpaid (including Additional Interest, if any), PROVIDED, that during any Extension Period, interest on the Securities shall accrue at 7% per annum ("Extension Period Interest") instead of the stated rate of 5% per annum, compounded quarterly to the extent permitted by applicable law ("Compounded Interest"). During any Extension Period, the Company shall not repay, repurchase or redeem, any capital stock or debt securities issued by the Company, or make any guarantee payments with respect to indebtedness for borrowed money, that rank junior to or PARI PASSU with the Securities. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; PROVIDED, that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the maturity of the Securities. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

         If the Property Trustee is the sole holder of the Securities at the time the Company selects an Extension Period, the Company shall give notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) if the Preferred Securities are listed on the New York Stock Exchange, Inc. ("NYSE") or other stock exchange or quotation system, the date the Trust is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

         If the Property Trustee is not the sole holder of the Securities at the time the Company selects an Extension Period, the Company shall give the Holders and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the NYSE or other stock exchange or quotation system, the date the Company is required to give notice to NYSE or other applicable self-regulatory organization or to holders of the Securities on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

         The Extension Period shall commence in the quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 and shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under the first paragraph of this Section 3.

         4. METHOD OF PAYMENT. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day immediately preceding each Interest Payment Date; provided, however, that, for so long as the Securities are held by the Trust or the Property Trustee of the Trust, if any Preferred Securities (or if the Trust is liquidated in connection with Special Event, any Securities) are held in certificated form, the Record Date for each Interest Payment Date shall be 15 days prior to such Interest Payment Date (in each case, a "Regular Record Date"). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Dallas, Texas in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         5. PAYING AGENT, SECURITY REGISTRAR AND CONVERSION AGENT. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or, with the consent of the Trust, Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. INDENTURE. The Company issued the Securities under an indenture, dated as of February 20, 1998 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $100,000,000.00 in aggregate principal amount. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.


         7. OPTIONAL REDEMPTION. The Securities are redeemable, in whole or in part, at the Company's, option at any time and from time to time on or after February 20, 2001, upon not less than 30 nor more than 60 days' notice, at the following optional redemption prices (expressed as a percentage of the principal amount of the Securities) if redeemed during the 12-month period beginning February 20 of the year shown below:

                                                           Percentage of
         Year                                          Principal Year Amount
         ----                                          ---------------------
         2001  . . . . . . . . . . . . . . . . . . . .         103.50%
         2002  . . . . . . . . . . . . . . . . . . . .         103.00
         2003  . . . . . . . . . . . . . . . . . . . .         102.50
         2004  . . . . . . . . . . . . . . . . . . . .         102.00
         2005  . . . . . . . . . . . . . . . . . . . .         101.50
         2006  . . . . . . . . . . . . . . . . . . . .         101.00
         2007  . . . . . . . . . . . . . . . . . . . .         100.50%
         2008 and thereafter . . . . . . . . . . . . .         100.00%

plus, in each case, accrued and unpaid interest, including Additional Interest, Extension Period Interest and Compounded Interest, if any, to the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

         The Securities are redeemable at the option of the Company, in whole but not in part, if at any time following the Conversion Expiration Date less than five percent (5%) of the original aggregate principal amount of the Securities remains Outstanding (as defined in the Indenture), at a redemption price equal to the principal amount thereof, plus any accrued and unpaid interest (including any Additional Interest, Extension Period Interest and Compounded Interest) to the Redemption Date.

         8. OPTIONAL REDEMPTION UPON TAX EVENT. The Securities are subject to redemption in whole (but not in part), if a Tax Event (as defined in the Declaration) shall occur and be continuing, for cash upon the later of (i) the occurrence of such Tax Event or (ii) February 20, 2001, at a redemption price equal to the principal amount at Stated Maturity of such Securities plus any accrued and unpaid interest (including any Additional Interest, Extension Period Interest and Compounded Interest) to the Redemption Date. Any redemption pursuant to this Section 8 will be made upon not less than 30 nor more than 60 days' notice.

         9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. The Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption. If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

         10. REDEMPTION. The Securities will mature on February 20, 2018, and may be redeemed, in whole or in part, at any time after February 20, 2001 as set forth above in Section 8 or at any time in certain circumstances upon the occurrence of a Tax Event as set forth above. Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Preferred Securities having an aggregate liquidation amount equal to the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; PROVIDED, that holders of the Preferred Securities shall be given not less than 30 nor more than 60 days notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

         11. EXCHANGE OF TRUST SECURITIES FOR SECURITIES. The Company has the right to terminate the Trust and cause the Securities to be distributed to the holders of the Preferred Securities at any time in liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as provided by applicable law. If a Special Event (as defined in the Declaration) in respect of the Trust shall occur and be continuing, the Declaration requires the Property Trustee to direct the Conversion Agent to exchange all outstanding Preferred Securities for Securities having a principal amount at Stated Maturity equal to the aggregate liquidation amount of the Preferred Securities to be exchanged, PROVIDED, that, in the case of a Tax Event, the Company shall have the right to direct the Property Trustee that less than all, or none of the Preferred Securities be so exchanged (i) if for so long as the Company shall have elected to pay any Additional Interest such that the net amounts received by holders of the Preferred Securities not so exchanged in respect of distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) if the Company shall instead elect to redeem the Securities, in whole or in part, in the manner set forth in Section 1109; PROVIDED, HOWEVER, that if, at the time there is available to the Company or the Trust the opportunity to eliminate the Special Event, within a reasonable amount of time as conclusively determined by the Company in its sole discretion, by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which, in the sole judgment of the Company, has or will cause no adverse effect on the Company, the Trust or the holders of the Trust Securities and will involve no material cost, the Company or the Trust shall pursue such Ministerial Action or other measure in lieu of redemption, and PROVIDED, FURTHER, that the Company shall have no right to redeem the Securities while the Trust is pursuing any Ministerial Action.

         12. CONVERSION. The Holder of any Security has the right, exercisable at any time prior to the close of business (New York time) on the Business Day immediately preceding the date of repayment of such Security whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event) (the "Conversion Expiration Date"), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into the number of shares of Common Stock obtained by dividing $50 per Security by the applicable conversion price (initially $70.00 per share of Common Stock for each Security) (equivalent to a conversion rate of .7143 shares per share of Common Stock of the Company per Security), subject to adjustment under certain circumstances as set forth in the Indenture.

         To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The Outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

         13.     SUBORDINATION.   The indebtedness evidenced by this Security,
including the principal thereof, premium, if any, and interest thereon is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on behalf of such Holder to take such action as may be necessary or appropriate to acknowledge or effectuate, as between the Holder and the holders of Senior Indebtedness, the subordination as provided in the Indenture and appoints the Trustee attorney-in-fact of such Holder for any and all such purposes.

         14. REGISTRATION RIGHTS. The holders of Preferred Securities are entitled to the benefits of a Registration Rights Agreement, dated as of February 20, 1998, among the Company, the Trust and the Initial Purchaser (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of the Preferred Securities to file, within 60 calendar days following the receipt by the Company of a written request therefore by the holders representing more than 50% of the Registrable Securities (as defined below) (the "Demand Date"), with the Commission a shelf registration statement (the "Shelf Registration Statement") relating to the offer and sale of the shares of Common Stock issuable upon conversion of the Preferred Securities (the "Registrable Securities") by the holders of the Preferred Securities from time to time in accordance with the methods of distribution elected by such holders and set forth in such Shelf Registration Statement and, thereafter, to use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act within 120 calendar days following the Demand Date.
The holders of the Preferred Securities as a group shall be entitled to make only one demand on the Company pursuant to this Agreement, and under no circumstances shall the Company be required to file more than one Shelf Registration Statement.

         The Company has agreed to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by holders of the Preferred Securities and the Common Stock issuable upon conversion thereof for a period from the date the Shelf Registration Statement is declared effective that will terminate upon the earliest of the following (A) when all outstanding Registrable Securities held by persons which are not affiliates of the Trust or the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto or any other applicable law, rule or regulation, whether now in effect or hereinafter promulgated, adopted or issued, or (B) when all outstanding Registrable Securities have been sold pursuant to the Shelf Registration Statement.

         15. REGISTRATION, TRANSFER, EXCHANGE AND DENOMINATIONS. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in Dallas, Texas or Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         16. PERSONS DEEMED OWNERS. Except as provided in Section 4 hereof, the registered Holder of a Security may be treated as its owner for all purposes.

         17. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         18. DEFAULTS AND REMEDIES. The Securities shall have the Events of Default as set forth in Section 501 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the then Outstanding Securities by notice to the Company and the Trustee, may declare all the Securities to be due and payable immediately.

         The holders of a majority in principal amount of the Securities then Outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission is prior to a judgment or decree for the payment of the money due has been obtained by the Trustee as provided in the Indenture and if all existing Events of Default have been cured or waived except nonpayment of principal and/or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then Outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

         19. AMENDMENTS, SUPPLEMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         20. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         21. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         22. GOVERNING LAW. THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         23. AUTHENTICATION. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

         The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                 Suiza Foods Corporation
                 3811 Turtle Creek Blvd.
                 Suite 1300
                 Dallas, Texas 75219
                 Attention of:  Chief Financial Officer
                 Facsimile:  (214)  528-9929

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. no.)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

                                       Your Signature:
                                                      --------------------------
                                       (Sign exactly as your name appears on
                                       the other side of this Security)

                                       Date:
                                            ------------------------------------
                       Signature Guarantee:*
                                            ------------------------------------

[Include the following if the Preferred Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Securities evidenced by this certificate, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW

         (1)    [ ]   exchanged for the undersigned's own account without
                      transfer; or

         (2)    [ ]   transferred pursuant to and in compliance with Rule 144A
                      under the Securities Act of 1933; or

------------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

         (3)   [ ]  transferred pursuant to and in compliance with Regulation
                    S under the Securities Act of 1933; or

         (4)   [ ]  transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

         (5)   [ ]  transferred pursuant to an effective Shelf Registration
                    Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                                ------------------------------
                                                Signature

                         Signature Guarantee:*
                                                ------------------------------
                                                Signature

           [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       -----------------------------         ----------------------------------
                                             NOTICE:  To be executed by an
                                             executive officer.]

--------------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

                              ELECTION TO CONVERT

To:      Suiza Foods Corporation

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of Suiza Foods Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities.


Date:
     ---------------------------------

            in whole   ___                 Portions of Security to be in part
            in part    ___                 converted ($50 or integral
                                           multiples thereof):


                                           $
                                             ----------------------------------

                                           ------------------------------------
                                           Signature (for conversion only)

                                           Please Print or Typewrite Name and
                                           Address, Including Zip Code, and
                                           Social Security or Other
                                           Identifying Number

                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------
                                           Signature Guarantee:*
                                                                ---------------



-------------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.